                     NON-QUALIFIED STOCK OPTION AGREEMENT
                            U.S. HOME & GARDEN INC.


                  AGREEMENT made as of this ____ day of____, 199_ between U.S. Home & Garden Inc. (the "Company"), a Delaware corporation, having a principal place of business in San Francisco, California, and ________________ (the "Grantee") residing at ________________________, _______________, California
---------.
                  WHEREAS, the Company desires to grant to the Grantee a Non-Qualified Option to purchase _________ shares (the "Shares") of its common stock, $.001 par value per share (the "Common Stock"), under and for the purposes of the 199_ Stock Option Plan of the Company (the "Plan") pursuant to the terms thereof;
                  WHEREAS, the Company and the Grantee understand and agree that unless otherwise defined herein any terms used herein have the same meanings as in the Plan.
                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:
                  1. Grant of Option. The Company hereby grants to the Grantee the right and option to purchase all or any part of an aggregate of ______________________ (_____) shares of its Common Stock, $.001 par value, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Grantee acknowledges receipt of a copy of the Plan.
                  2. Purchase Price. The purchase price of the Shares covered by the Option (the "Purchase Price") shall be $____ per share.
                  3. Exercise of Option. The Option granted hereby shall be exercisable commencing on the date of this Agreement.
                  4. Term of Option. The Option shall terminate five (5) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.
                  If the Grantee ceases to be employed by the Company for any reason other than death, termination for cause, or voluntary termination without the consent of the Company, the Option may be exercised within thirty
(30) days after the date the Grantee ceases to be an employee, or within five
(5) years from the granting of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the right to purchase Shares under the Plan has accrued and is in effect at the date of such cessation of employment.
                  In the event of disability of the Grantee (as determined by the Board of Directors of the Company or the 199_ Stock Option Plan Committee of the Company; as the case may be, and as to the fact and date of which the Grantee is notified by the Board or that Committee, as the case may be, in writing), the Option shall be exercisable within thirty (30) days after the date of such disability or, if earlier, the term originally prescribed by this Agreement. In such event, the Option shall be exercisable to the extent that the right to purchase the Shares hereunder has accrued on the date the Grantee becomes disabled and is in effect as of such determination date.
                  In the event of the death of the Grantee while an employee of the Company or within thirty (30) days after the termination of employment (other than termination for cause or without the consent of the Company), the Option shall be exercisable to the extent exercisable but not exercised as of the date of death and in such event, the Option must be exercised, if at all, within one (1) year after the date of death of the Grantee or, if earlier, within the originally prescribed term of the Option.
                  5. Non-Assignability. The Option shall not be transferable by the Grantee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Grantee's lifetime, only by the Grantee. The Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 5, or the levy of any attachment or similar process upon the Option or such right, shall be null and void.

                  6. Exercise of Option and Issue of Shares.
                     5.1 Cash Exercise. The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, together with the tender of the Purchase Price of the Shares covered by the Option. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, shall contain any warranty required by Section 7 below and shall otherwise comply with the terms and conditions of this Agreement and the Plan. The Company shall pay all original issue taxes with respect to the issue of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the Grantee or other holder of this Option acknowledges that any income or other taxes due from him with respect to this Option or the Shares issuable pursuant to this Option shall be the responsibility of the holder. The holder of this Option shall have rights as a shareholder only with respect to any Shares covered by the Option after due exercise of the Option and tender of the full purchase price for the shares being purchased pursuant to such exercise.
                     5.2 Cashless Exercise. At any time prior to the expiration of the term of the Option specified in Section 4 hereof, the holder of this Option may, at its option, exchange this Option, in whole or in part (an "Option Exchange ") into the number of shares of Common Stock determined in accordance with this Subsection 5.2, by surrendering this Option at the principal office of the Company, accompanied by a notice stating such holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the holder requests that such Option Exchange occur (the "Notice of Exchange"). The Option Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Shares issuable upon such Option Exchange and, if applicable, a new Option of like tenor evidencing the balance of the Shares remaining subject to this Option, shall be issued as of the Exchange Date and delivered to the holder within three (3) days following the Exchange Date. In connection with any Option Exchange, this Option shall represent the right to subscribe for and acquire the number of shares of Common Stock (rounded to the next highest integer) equal to (i) the number of Shares specified by the holder in its Notice of Exchange (the "Total Number") less (ii) the number of shares of Common Stock equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Purchase Price by (B) the current Market Price of a share of Common Stock (as hereinafter defined). As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported in the NASDAQ SmallCap Market or National Market System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ SmallCap Market or National Market System, the closing bid price as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it for the two days immediately preceding such issuance or sale and the day of such issuance or sale.
                  7. Purchase for Investment. Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:
                           (a)  The person(s) who exercise the Option shall
warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend or a substantially similar legend which shall be endorsed upon the certificate(s) evidencing their option Shares issued pursuant to such exercise:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). Such shares may not be sold, transferred or otherwise disposed of unless they have first been registered under the Act or, unless, in the opinion of counsel satisfactory to the Company's counsel, such registration is not required."

                           (b) The Company shall have received an opinion of
its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).
                  8. Notices. Any notices required or permitted by the terms of this Agreement or the Plan shall be given by registered or certified mail, return receipt requested, addressed as follows:
                  To the Company:  U.S. Home & Garden Inc.
                                   655 Montgomery Street - Suite 830

                                        San Francisco, California 94111
                                        Attention:  President

                  To the Grantee:       Mr/Ms________
                                        ________________________________
                                        ____________, California _______

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions. Either party hereto may change the addresses to which notices hereunder may be given by providing the other party hereto with written notice of such change.
                  9. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.
                  10. Benefit of Agreement. This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto.
                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee has hereunto set his hand, all as of the day and year first above written.

                                     U.S. HOME & GARDEN INC.


                                     By: ______________________________



                                         ______________________________
                                         ________________, Grantee